Exhibit 99.1

JAKKS PACIFIC REPORTS SECOND QUARTER 2024 FINANCIAL RESULTS

Gross Margin Rate Improves 130 Basis Points vs. Prior Year

SANTA MONICA, Calif., July 31, 2024 – JAKKS Pacific, Inc. (NASDAQ: JAKK) today reported financial results for the second quarter ended June 30, 2024.

First-half net sales for JAKKS Pacific, Inc. were $238.7 million, a year-over-year decrease of 13.0%, primarily attributable to a lack of new content-related product launches, which occurred in the first half of last year.

Second Quarter 2024 Overview

●	Net sales were $148.6 million, a year-over-year decrease of 11.0%
o	Toys/Consumer Products net sales were $104.6 million, a year-over-year decrease of 11.3%
o	Costumes net sales were $44.0 million, a year-over-year decrease of 10.1%
●	Gross profit was $47.6 million, a year-over-year decrease of 7.1% from $51.2 million
●	Gross margin was 32.0%, up 130 basis points vs. Q2 2023
●	Operating income was $7.6 million (5.1% of net sales) vs. $16.4 million (9.9% of net sales) in Q2 2023
●	Net income attributable to common stockholders was $5.3 million or $0.47 per diluted share, compared to net income attributable to common stockholders of $6.1 million or $0.58 per share in Q2 2023
●

Adjusted net income attributable to common stockholders (a non-GAAP measure) was $7.3 million or $0.65 per diluted share, compared to an adjusted net income attributable to common stockholders of $13.3 million or $1.26 per diluted share in Q2 2023

●	Adjusted EBITDA (a non-GAAP measure) was $12.3 million, vs. $20.7 million in Q2 2023
●	Trailing twelve month adjusted EBITDA was $51.2 million (7.6% of net sales) down 23% from $66.9 million (9.2% of net sales) in the trailing twelve months ended June 2023

Management Commentary

“The first half of 2024 closes with our delivering solid results anchored by our evergreen business of time-tested toy categories and play patterns,” said Stephen Berman, CEO of JAKKS Pacific, Inc. “A lack of new content releases created unfavorable topline comparisons with prior year, but our base business continued to perform and adapt in an ever-changing marketplace.

“We are pleased with our progress to date and our positioning and preparation for the new product we’re shipping in the latter half of the year. Exciting new launches supporting Moana 2, releasing in theatres this November, and Sonic the Hedgehog™ 3, releasing in theaters this December will be the cornerstones of the broad retail support we have secured with our top customers globally. We are also in the middle of the exciting initial launch of our new line of products inspired by “The Simpsons,” the launch of our Authentic Brands Group business as well as several other new IP and category extensions.”

Second Quarter 2024 Highlights

The Dolls, Role-Play/Dress-Up division generated net sales of $63.6 million, up 6.6% from $59.7 million last year. The Action Play & Collectibles division generated net sales of $36.6 million, down 30.5% from $52.6 million last year.

For the first half, North America was down 8%, attributable to the impact of lower contribution from product lines launched in support of new entertainment content and lower Costume sales. International was down 31%, primarily due to orders slipping into the following quarter due to logistics-related issues but also negatively impacted by the content slate comparison with the prior year.

Balance Sheet Highlights

The Company’s cash and cash equivalents (including restricted cash) totaled $17.9 million as of June 30, 2024, compared to $32.4 million as of June 30, 2023, and $72.6 million as of December 31, 2023.

Inventory totaled $51.3 million as of June 30, 2024, compared to $65.1 million as of June 30, 2023, and $52.6 million as of December 31, 2023.

Use of Non-GAAP Financial Information and Reconciliation of GAAP to Non-GAAP measures:

In addition to the preliminary results reported in accordance with U.S. GAAP included in this release, the Company has provided certain non-GAAP financial information including Adjusted EBITDA and Adjusted Net Income (Loss) which are non-GAAP metrics that exclude various items that are detailed in the financial tables and accompanying footnotes reconciling GAAP to non-GAAP results contained in this release. These schedules provide certain information regarding Adjusted EBITDA and Adjusted Net Income (Loss), which may be considered non-GAAP financial measures under the rules of the Securities and Exchange Commission. The non-GAAP financial measures included in the press release are reconciled to the corresponding GAAP financial measures below, as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures.

We define Adjusted EBITDA as income (loss) from operations before depreciation, amortization and adjusted for certain non-recurring and non-cash charges, such as reorganization expenses and restricted stock compensation expense. Net income (loss) is similarly adjusted and tax-effected to arrive at Adjusted Net Income (Loss). Adjusted EBITDA and Adjusted Net Income (Loss) are not recognized financial measures under GAAP, but we believe that they are useful in measuring our operating performance.

Management believes that the presentation of these non-GAAP financial measures provides useful information to investors because the information may allow investors to better evaluate ongoing business performance and certain components of the Company’s results. In addition, the Company believes that the presentation of these financial measures enhances an investor’s ability to make period-to-period comparisons of the Company’s operating results.

Investors should not consider these measures in isolation or as a substitute for net income, operating income, or any other measure for determining the Company’s operating performance that is calculated in accordance with GAAP. This information should be considered in addition to the results presented in accordance with GAAP and should not be considered a substitute for the GAAP results. The Company has reconciled the non-GAAP financial information included in this release to the nearest GAAP measures. In addition, because these measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies.

Conference Call Live Webcast

JAKKS Pacific, Inc. invites analysts, investors and media to listen to the teleconference scheduled for 5:00 p.m. ET / 2:00 p.m. PT on July 31, 2024. A live webcast of the call will be available on the “Investor Relations” page of the Company’s website at www.jakks.com/investors. To access the call by phone, please go to this link (2Q24 Registration link) and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call several minutes ahead of the scheduled start time. A replay of the webcast will also be available for a limited time at (www.jakks.com/investors).

About JAKKS Pacific, Inc.

JAKKS Pacific, Inc. is a leading designer, manufacturer and marketer of toys and consumer products sold throughout the world, with its headquarters in Santa Monica, California. JAKKS Pacific’s popular proprietary brands include: AirTitans®, Disguise®, Fly Wheels®, JAKKS Wild Games®, Moose Mountain®, Maui®, Perfectly Cute®, ReDo® Skateboard Co., Sky Ball®, SportsZone™, Xtreme Power Dozer®, WeeeDo®, and Wild Manes™ as well as a wide range of entertainment-inspired products featuring premier licensed properties. Through our products and our charitable donations, JAKKS is helping to make a positive impact on the lives of children. Visit us at www.jakks.com and follow us on Instagram (@jakkspacific.toys), Twitter (@jakkstoys) and Facebook (@jakkspacific.toys).

Forward Looking Statements

This press release may contain “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates and projections about JAKKS Pacific's business based partly on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such statements due to numerous factors, including, but not limited to, those described above, changes in demand for JAKKS Pacific's products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, or that any future transactions will result in future growth or success of JAKKS. The “forward-looking statements” contained herein speak only as of the date on which they are made, and JAKKS undertakes no obligation to update any of them to reflect events or circumstances after the date of this release.

CONTACT:
JAKKS Pacific Investor Relations
(424) 268-9567 Lucas Natalini, investors@jakks.net

JAKKS Pacific, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (Unaudited)

	June 30,		December 31,
	2024	2023	2023
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$17,700	$32,228	$72,350
Restricted cash	202	203	204
Accounts receivable, net	140,006	132,479	123,797
Inventory	51,327	65,059	52,647
Prepaid expenses and other assets	26,457	11,227	6,374
Total current assets	235,692	241,196	255,372

Property and equipment	141,326	134,091	135,956
Less accumulated depreciation and amortization	124,580	116,813	121,357
Property and equipment, net	16,746	17,278	14,599

Operating lease right-of-use assets, net	20,667	15,249	23,592
Deferred income tax assets, net	68,141	57,804	68,143
Goodwill	35,029	35,083	35,083
Other long-term assets	1,976	2,331	2,162
Total assets	$378,251	$368,941	$398,951

Liabilities, Preferred Stock and Stockholders' Equity

Current liabilities:
Accounts payable	$55,368	$57,768	$42,177
Accounts payable - Meisheng (related party)	19,130	18,612	12,259
Accrued expenses	45,026	46,448	45,102
Reserve for sales returns and allowances	29,456	37,851	38,531
Income taxes payable	-	5,808	3,785
Short term operating lease liabilities	7,777	9,226	7,380
Short term debt, net	5,000	-	-
Total current liabilities	161,757	175,713	149,234

Long term operating lease liabilities	14,859	6,220	16,666
Accrued expenses - long term	2,299	-	3,746
Preferred stock derivative liability	-	27,793	29,947
Income taxes payable	3,441	2,971	3,245
Total liabilities	182,356	212,697	202,838

Preferred stock accrued dividends	-	5,230	5,992

Stockholders' equity:
Common stock, $.001 par value	11	10	10
Additional paid-in capital	294,543	277,178	278,642
Accumulated deficit	(82,851)	(110,876)	(73,612)
Accumulated other comprehensive loss	(16,308)	(16,021)	(15,627)
Total JAKKS Pacific, Inc. stockholders' equity	195,395	150,291	189,413
Non-controlling interests	500	723	708
Total stockholders' equity	195,895	151,014	190,121
Total liabilities, preferred stock and stockholders' equity	$378,251	$368,941	$398,951

Supplemental Balance Sheet and Cash Flow Data (Unaudited)

	June 30,
Key Balance Sheet Data:	2024	2023

Accounts receivable days sales outstanding (DSO)	86	72
Inventory turnover (DSI)	46	51

	Six Months Ended June 30,

Condensed Cash Flow Data:	2024	2023

Cash flows provided by (used in) operating activities	$(27,665)	$20,805
Cash flows used in investing activities	(6,174)	(4,893)
Cash flows used in financing activities and other	(20,813)	(68,971)
Increase in cash, cash equivalents and restricted cash	$(54,652)	$(53,059)

Capital expenditures	$(4,627)	$(4,918)

JAKKS Pacific, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023	Δ (%)	2024	2023	Δ (%)
	(In thousands, except per share data)			(In thousands, except per share data)

Net sales	$148,619	$166,933	(11)%	$238,695	$274,417	(13)%
Less: Cost of sales
Cost of goods	76,599	86,156	(11)	130,420	144,460	(10)
Royalty expense	22,394	27,279	(18)	36,170	43,933	(18)
Amortization of tools and molds	2,041	2,300	(11)	3,468	3,389	2
Cost of sales	101,034	115,735	(13)	170,058	191,782	(11)
Gross profit	47,585	51,198	(7)	68,637	82,635	(17)
Direct selling expenses	6,255	3,980	57	14,352	11,721	22
General and administrative expenses	33,594	30,677	10	67,786	58,671	16
Depreciation and amortization	93	93	-	180	195	(8)
Selling, general and administrative expenses	39,942	34,750	15	82,318	70,587	17
Income (loss) from operations	7,643	16,448	(54)	(13,681)	12,048	nm
Other income (expense):
Loss from joint ventures	-	(565)	nm	-	(565)	nm
Other income (expense), net	72	38	89	210	476	(56)
Change in fair value of preferred stock derivative liability	-	(6,022)	nm	-	(5,875)	nm
Loss on debt extinguishment	-	(1,023)	nm	-	(1,023)	nm
Interest income	88	86	2	464	203	129
Interest expense	(256)	(1,302)	(80)	(399)	(4,305)	(91)
Income (loss) before provision for (benefit from) income taxes	7,547	7,660	(1)	(13,406)	959	nm
Provision for (benefit from) income taxes	2,281	1,478	54	(4,447)	95	nm
Net income (loss)	5,266	6,182	(15)	(8,959)	864	nm
Net income (loss) attributable to non-controlling interests	-	(273)	nm	280	(278)	nm
Net income (loss) attributable to JAKKS Pacific, Inc.	$5,266	$6,455	(18)%	$(9,239)	$1,142	nm %
Net income (loss) attributable to common stockholders	$5,266	$6,082	(13)%	$(7,909)	$402	nm %
Earnings (loss) per share - basic	$0.49	$0.62		$(0.75)	$0.04
Shares used in earnings (loss) per share - basic	10,801	9,871		10,577	9,871
Earnings (loss) per share - diluted	$0.47	$0.58		$(0.75)	$0.04
Shares used in earnings (loss) per share - diluted	11,245	10,532		10,577	10,428

	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023	Δ bps	2024	2023	Δ bps
			Fav/(Unfav)			Fav/(Unfav)
Net sales	100.0%	100.0%	-	100.0%	100.0%	-
Less: Cost of sales
Cost of goods	51.5	51.6	10	54.5	52.6	(190)
Royalty expense	15.1	16.3	120	15.2	16.0	80
Amortization of tools and molds	1.4	1.4	-	1.5	1.3	(20)
Cost of sales	68.0	69.3	130	71.2	69.9	(130)
Gross profit	32.0	30.7	130	28.8	30.1	(130)
Direct selling expenses	4.2	2.4	(180)	6.0	4.3	(170)
General and administrative expenses	22.6	18.3	(430)	28.4	21.3	(710)
Depreciation and amortization	0.1	0.1	-	0.1	0.1	-
Selling, general and administrative expenses	26.9	20.8	(610)	34.5	25.7	(880)
Income (loss) from operations	5.1	9.9	(480)	(5.7)	4.4	(1,010)
Other income (expense):
Loss from joint ventures	-	(0.3)		-	(0.2)
Other income (expense), net	-	-		0.1	0.2
Change in fair value of preferred stock derivative liability	-	(3.6)		-	(2.1)
Loss on debt extinguishment	-	(0.6)		-	(0.4)
Interest income	0.1	-		0.2	0.1
Interest expense	(0.2)	(0.8)		(0.2)	(1.6)
Income (loss) before provision for (benefit from) income taxes	5.0	4.6		(5.6)	0.4
Provision for (benefit from) income taxes	1.5	0.9		(1.8)	-
Net income (loss)	3.5	3.7		(3.8)	0.4
Net income (loss) attributable to non-controlling interests	-	(0.2)		0.1	(0.1)
Net income (loss) attributable to JAKKS Pacific, Inc.	3.5%	3.9%		(3.9)%	0.5%
Net income (loss) attributable to common stockholders	3.5%	3.6%		(3.3)%	0.1%

JAKKS Pacific, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Information (Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023	Δ ($)	2024	2023	Δ ($)
	(In thousands)			(In thousands)
EBITDA and Adjusted EBITDA
Net income (loss)	$5,266	$6,182	$(916)	$(8,959)	$864	$(9,823)
Interest expense	256	1,302	(1,046)	399	4,305	(3,906)
Interest income	(88)	(86)	(2)	(464)	(203)	(261)
Provision for income taxes	2,281	1,478	803	(4,447)	95	(4,542)
Depreciation and amortization	2,134	2,393	(259)	3,648	3,584	64
EBITDA	9,849	11,269	(1,420)	(9,823)	8,645	(18,468)
Adjustments:
Loss from joint ventures (JAKKS Pacific, Inc. - 51%)	-	292	(292)	-	287	(287)
Loss from joint ventures (Meisheng - 49%)	-	273	(273)	-	278	(278)
Other (income) expense, net	(72)	(38)	(34)	(210)	(476)	266
Restricted stock compensation expense	2,519	1,856	663	5,094	3,945	1,149
Change in fair value of preferred stock derivative liability	-	6,022	(6,022)	-	5,875	(5,875)
Loss on debt extinguishment	-	1,023	(1,023)	-	1,023	(1,023)
Adjusted EBITDA	$12,296	$20,697	$(8,401)	$(4,939)	$19,577	$(24,516)
Adjusted EBITDA/Net sales %	8.3%	12.4%	-410 bps	(2.1)%	7.1%	-920 bps

	Trailing Twelve Months Ended June 30,
	2024	2023	Δ ($)
	(In thousands)
TTM EBITDA and TTM Adjusted EBITDA
TTM net income	$28,290	$69,649	$(41,359)
Interest expense	2,545	10,949	(8,404)
Interest income	(1,605)	(321)	(1,284)
Provision for (benefit from) income taxes	2,291	(42,664)	44,955
Depreciation and amortization	10,400	9,794	606
TTM EBITDA	41,921	47,407	(5,486)
Adjustments:
Loss from joint ventures (JAKKS Pacific, Inc. - 51%)	(11)	287	(298)
Loss from joint ventures (Meisheng - 49%)	11	278	(267)
Other (income) expense, net	(297)	(1,004)	707
Restricted stock compensation expense	9,176	7,002	2,174
Change in fair value of preferred stock derivative liability	2,154	11,895	(9,741)
Molds and tooling capitalization	(1,751)	-	(1,751)
Loss on debt extinguishment	-	1,023	(1,023)
TTM Adjusted EBITDA	$51,203	$66,888	$(15,685)	(23)%
TTM Adjusted EBITDA/TTM Net sales %	7.6%	9.2%	-160 bps

	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023	Δ ($)	2024	2023	Δ ($)
	(In thousands, except per share data)			(In thousands, except per share data)
Adjusted net loss attributable to common stockholders
Net income (loss) attributable to common stockholders	$5,266	$6,082	$(816)	$(7,909)	$402	$(8,311)
Restricted stock compensation expense	2,519	1,856	663	5,094	3,945	1,149
Change in fair value of preferred stock derivative liability	-	6,022	(6,022)	-	5,875	(5,875)
Loss on debt extinguishment	-	1,023	(1,023)	-	1,023	(1,023)
Loss from joint ventures (JAKKS Pacific, Inc. - 51%)	-	292	(292)	-	287	(287)
2021 BSP Term Loan prepayment penalty	-	-	-	-	150	(150)
Tax impact of additional charges	(530)	(1,979)	1,449	(1,187)	(2,347)	1,160
Adjusted net income (loss) attributable to common stockholders	$7,255	$13,296	$(6,041)	$(4,002)	$9,335	$(13,337)
Adjusted earnings (loss) per share - basic & diluted	$0.67	$1.35	$(0.68)	$(0.38)	$0.95	$(1.33)
Shares used in adjusted earnings (loss) per share - basic	10,801	9,871	930	10,577	9,871	706
Adjusted earnings (loss) per share - diluted	$0.65	$1.26	$(0.61)	$(0.38)	$0.90	$(1.28)
Shares used in adjusted earnings (loss) per share - diluted	11,245	10,532	713	10,577	10,428	149

JAKKS Pacific, Inc. and Subsidiaries

Net Sales by Division and Geographic Region

(In thousands)	QTD Q2					(In thousands)	YTD Q2
Divisions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022	Divisions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022
Toys/Consumer Products	$104,570	$117,934	$148,860	-11.3%	-20.8%	Toys/Consumer Products	$187,480	$215,827	$259,983	-13.1%	-17.0%
Dolls, Role-Play/Dress Up	63,608	59,669	102,186	6.6%	-41.6%	Dolls, Role-Play/Dress Up	104,182	107,512	164,192	-3.1%	-34.5%
Action Play & Collectibles	36,555	52,571	37,170	-30.5%	41.4%	Action Play & Collectibles	69,563	90,417	68,868	-23.1%	31.3%
Outdoor/Seasonal Toys	4,407	5,694	9,504	-22.6%	-40.1%	Outdoor/Seasonal Toys	13,735	17,898	26,923	-23.3%	-33.5%
Costumes	$44,049	$48,999	$71,562	-10.1%	-31.5%	Costumes	$51,215	$58,590	$81,320	-12.6%	-28.0%
Total	$148,619	$166,933	$220,422	-11.0%	-24.3%	Total	$238,695	$274,417	$341,303	-13.0%	-19.6%

(In thousands)	QTD Q2					(In thousands)	YTD Q2
Regions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022	Regions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022
United States	$125,837	$136,187	$192,484	-7.6%	-29.2%	United States	$196,267	$216,630	$289,534	-9.4%	-25.2%
Europe	10,264	16,638	14,447	-38.3%	15.2%	Europe	15,999	26,800	27,836	-40.3%	-3.7%
Latin America	3,239	3,067	3,823	5.6%	-19.8%	Latin America	11,235	12,271	6,208	-8.4%	97.7%
Canada	6,288	6,799	5,537	-7.5%	22.8%	Canada	9,658	10,853	8,916	-11.0%	21.7%
Asia	1,268	1,831	2,363	-30.7%	-22.5%	Asia	2,233	3,211	4,439	-30.5%	-27.7%
Australia & New Zealand	1,607	1,756	1,582	-8.5%	11.0%	Australia & New Zealand	2,953	3,364	3,073	-12.2%	9.5%
Middle East & Africa	116	655	186	-82.3%	252.2%	Middle East & Africa	350	1,288	1,297	-72.8%	-0.7%
Total	$148,619	$166,933	$220,422	-11.0%	-24.3%	Total	$238,695	$274,417	$341,303	-13.0%	-19.6%

(In thousands)	QTD Q2					(In thousands)	YTD Q2
Regions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022	Regions	2024	2023	2022	% Change 2024 v 2023	% Change 2023 v 2022
North America	$132,125	$142,986	$198,021	-7.6%	-27.8%	North America	$205,925	$227,483	$298,450	-9.5%	-23.8%
International	16,494	23,947	22,401	-31.1%	6.9%	International	32,770	46,934	42,853	-30.2%	9.5%
Total	$148,619	$166,933	$220,422	-11.0%	-24.3%	Total	$238,695	$274,417	$341,303	-13.0%	-19.6%